Exhibit 99.1

Rumble Closes $775 Million Strategic Investment from Tether and Related Tender Offer

LONGBOAT KEY, Fla., Feb. 7, 2025 -- Rumble (NASDAQ: RUM) (“Rumble” or the “Company”), the video-sharing platform and cloud services provider, today announced the Company has closed its strategic investment of $775 million from Tether ($USDT) (“Tether”), the largest company in the digital assets industry and the most widely used dollar stablecoin across the world with more than 400 million users. Over the last few years, Tether has become one of the most recognized symbols for financial inclusion.

Final Transaction Details:

As part of the transaction Tether purchased 103,333,333 shares of Rumble Class A Common Stock at a price per share of $7.50, totaling $775 million in gross proceeds to Rumble. The Company will use $250 million of the proceeds, after transaction expenses, to support growth initiatives.

As part of the closing of the transaction, the Company has successfully completed the previously announced tender offer to purchase up to 70,000,000 shares of its Class A common stock. The tender offer expired at 5:00 p.m., Eastern Time, on February 4, 2025.

As of the expiration, 70,061,168 shares had been validly and successfully tendered and not properly withdrawn from the tender offer. Rumble subsequently accepted 70,000,000 shares for purchase, on a pro-rata basis, except for tenders of odd lots, which have been accepted in full, for a total of $525 million, excluding fees and expenses related to the tender offer. The depositary will promptly pay for the shares accepted for purchase and will return all other shares tendered and not purchased.

Rumble’s existing Board and governance structure, including Chris Pavlovski’s super-majority voting control, remains unchanged.

Advisors

Cantor Fitzgerald & Co. acted as dealer manager for Rumble. Oppenheimer & Co. served as capital markets advisor to Rumble, and Willkie Farr & Gallagher LLP served as legal counsel to Rumble. McDermott Will & Emery LLP served as legal counsel to Tether. DLA Piper LLP (US) served as legal counsel to Cantor Fitzgerald & Co.

ABOUT RUMBLE

Rumble is a high-growth video platform and cloud services provider that is creating an independent infrastructure. Rumble’s mission is to restore the internet to its roots by making it free and open once again. For more information, visit: corp.rumble.com.

ABOUT TETHER

Tether is a pioneer in the field of stablecoin technology, driven by an aim to revolutionize the global financial landscape. With a mission to provide accessible and efficient financial, communication, artificial intelligence, and energy infrastructure. Tether enables greater financial inclusion, and communication resilience, fosters economic growth, and empowers individuals and businesses alike.

As the creator of the largest, most transparent, and liquid stablecoin in the industry, Tether is dedicated to building sustainable and resilient infrastructure for the benefit of underserved communities. By leveraging cutting-edge blockchain and peer-to-peer technology, it is committed to bridging the gap between traditional financial systems and the potential of decentralized finance.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this press release that are not historical facts are forward-looking statements and include, for example, statements regarding our expectations or beliefs regarding our proposed transaction with Tether. Certain of these forward-looking statements can be identified by using words such as “anticipates,” “believes,” “intends,” “estimates,” “targets,” “expects,” “endeavors,” “forecasts,” “well underway,” “could,” “will,” “may,” “future,” “likely,” “on track to deliver,” “on a trajectory,” “continues to,” “looks forward to,” “is primed to,” “plans,” “projects,” “assumes,” “should” or other similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, and our actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included in this release are based on our current beliefs and expectations of our management as of the date of this release. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include the risk that we may be unable to derive additional benefits from the relationship with Tether, including increased advertising revenue, cloud revenue, and expansion into cryptocurrency payments; the risk that stockholder litigation in connection with the transactions may result in significant costs of defense, indemnification and liability; risks inherent with our increasing affiliation with crypto assets, including volatility; as well as regulatory and reputational risks; the risks of implementing a new treasury diversification strategy; our ability to grow and manage future growth profitably over time, maintain relationships with customers, compete within our industry and retain key employees; the possibility that we may be adversely impacted by economic, business, and/or competitive factors; our limited operating history makes it difficult to evaluate our business and prospects; our recent and rapid growth may not be indicative of future performance; we may not continue to grow or maintain our active user base, and may not be able to achieve or maintain profitability; risks relating to our ability to attract new advertisers, or the potential loss of existing advertisers or the reduction of or failure by existing advertisers to maintain or increase their advertising budgets; Rumble Cloud, our recently launched cloud services business, may not achieve success and, as a result, our business, financial condition and results of operations could be adversely affected; negative media campaigns may adversely impact our financial performance, results of operations, and relationships with our business partners, including content creators and advertisers; spam activity, including inauthentic and fraudulent user activity, if undetected, may contribute, from time to time, to some amount of overstatement of our performance indicators; we collect, store, and process large amounts of user video content and personal information of our users and subscribers and, if our security measures are breached, our sites and applications may be perceived as not being secure, traffic and advertisers may curtail or stop viewing our content or using our services, our business and operating results could be harmed, and we could face governmental investigations and legal claims from users and subscribers; we may fail to comply with applicable privacy laws; we are subject to cybersecurity risks and interruptions or failures in our information technology systems and, notwithstanding our efforts to enhance our protection from such risks, a cyber incident could occur and result in information theft, data corruption, operational disruption and/or financial loss; we may be found to have infringed on the intellectual property of others, which could expose us to substantial losses or restrict our operations; we may face liability for hosting a variety of tortious or unlawful materials uploaded by third parties, notwithstanding the liability protections of Section 230 of the Communications Decency Act of 1996; we may face negative publicity for removing, or declining to remove, certain content, regardless of whether such content violated any law; paid endorsements by our content creators may expose us to regulatory risk, liability, and compliance costs, and, as a result, may adversely affect our business, financial condition and results of operations; our traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, networks, and standards that we do not control; our business depends on continued and unimpeded access to our content and services on the internet and, if we or those who engage with our content experience disruptions in internet service, or if internet service providers are able to block, degrade or charge for access to our content and services, we could incur additional expenses and the loss of traffic and advertisers; we face significant market competition, and if we are unable to compete effectively with our competitors for traffic and advertising spend, our business and operating results could be harmed; we rely on data from third parties to calculate certain of our performance metrics and real or perceived inaccuracies in such metrics may harm our reputation and negatively affect our business; changes to our existing content and services could fail to attract traffic and advertisers or fail to generate revenue; we derive the majority of our revenue from advertising and the failure to attract new advertisers, the loss of existing advertisers, or the reduction of or failure by existing advertisers to maintain or increase their advertising budgets would adversely affect our business; we depend on third-party vendors, including internet service providers, advertising networks, and data centers, to provide core services; hosting and delivery costs may increase unexpectedly; we have offered and intend to continue to offer incentives, including economic incentives, to content creators to join our platform, and these arrangements may involve fixed payment obligations that are not contingent on actual revenue or performance metrics generated by the applicable content creator but rather are based on our modeled financial projections for that creator, which if not satisfied may adversely impact our financial performance, results of operations and liquidity; we may be unable to develop or maintain effective internal controls; potential diversion of management’s attention and consumption of resources as a result of acquisitions of other companies and success in integrating and otherwise achieving the benefits of recent and potential acquisitions; we may fail to maintain adequate operational and financial resources or raise additional capital or generate sufficient cash flows; changes in tax rates, changes in tax treatment of companies engaged in e-commerce, the adoption of new tax legislation, or exposure to additional tax liabilities may adversely impact our financial results; compliance obligations imposed by new privacy laws, laws regulating social media platforms and online speech in certain jurisdictions in which we operate, or industry practices may adversely affect our business; and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in our other filings with the Securities and Exchange Commission (the “SEC”). We do not intend, and, except as required by law, we undertake no obligation, to update any of our forward-looking statements after the issuance of this release to reflect any future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Rumble on Social Media Investors and others should note that we announce material financial and operational information to our investors using our investor relations website (investors.rumble.com), press releases, SEC filings and public conference calls and webcasts. We also intend to use certain social media accounts as a means of disclosing information about us and our services and for complying with our disclosure obligations under Regulation FD: the @rumblevideo X (formerly Twitter) account (x.com/rumblevideo), the @gamingonrumble X (formerly Twitter) account (x.com/gamingonrumble), the @rumble TRUTH Social account (truthsocial.com/@rumble), the @chrispavlovski X (formerly Twitter) account (x.com/chrispavlovski), and the @chris TRUTH Social account (truthsocial.com/@chris), which Chris Pavlovski, our Chairman and Chief Executive Officer, also uses as a means for personal communications and observations. The information we post through these social media channels may be deemed material. Accordingly, investors should monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described above may be updated from time to time as listed on our investor relations website.

For investor inquiries, please contact:

Rumble IR

Shannon Devine

MZ Group, MZ North America

203-741-8811

investors@rumble.com

Rumble PR

press@rumble.com